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                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X] Filed by a Party other than the Registrant [_] Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2)
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              1-800-ATTORNEY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)  Title of each class of securities to which transaction applies:
         .......................................................................
     2)  Aggregate number of securities to which transaction applies:
         .......................................................................
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         .......................................................................
     4)  Proposed maximum aggregate value of transaction:
         .......................................................................
     5)  Total fee paid:
         .......................................................................
[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)  Amount Previously Paid:
         ...................................................
     2)  Form, Schedule or Registration Statement No.:
         ...................................................
     3)  Filing Party:
         ...................................................
     4)  Date Filed:
         ...................................................
================================================================================

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                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                              1-800-ATTORNEY, INC.


To All Shareholders:

     The annual meeting of the shareholders of 1-800-ATTORNEY, Inc. (the "Company") will be held at the law offices of Holland & Knight LLP, 195 Broadway, 24th Floor, New York, New York, on June 24, 2002 at 1:30 p.m., for the following purposes:

1. To elect one member to the board of directors of the Company to serve for a three-year term until the Company's annual meeting in 2005, and his successor is elected and qualified.

2. To ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ended December 31, 2002.

3. For the transaction of other lawful business that may properly come before the meeting.


     These items are more fully described in the following pages, which are made a part of this notice. The board of directors has fixed the close of business on May 22, 2002 as the record date for a determination of shareholders entitled to notice of, and to vote at, this annual meeting or any adjournment thereof. Stockholders are reminded that shares cannot be voted unless a signed Proxy card is returned or other arrangements are made to have the shares represented at the meeting.

     Please vote, date, sign and mail the enclosed proxy promptly in the enclosed return envelope or mail it to James M. Koller, 186 Attorneys.com Court, Lake Helen, Florida, 32744.

                                             By Order of the Board of Directors


Dated: May 30, 2002                          /s/ James M. Koller
                                             ----------------------------------
                                             By:    James M. Koller
                                                    Secretary

================================================================================

May 30, 2002




Dear Shareholder,

You are invited to the attend the 2002 Annual Meeting of Shareholders of 1-800-ATTORNEY, Inc. to be held at 1:30 P.M. on Monday, June 24, 2002 at the law offices law offices of Holland & Knight LLP, 195 Broadway, 24th Floor, New York, New York. The formal Notice of Annual Meeting, the Proxy Statement, and the Annual Report are enclosed.

The Annual Meeting will begin with discussion and voting on matters set forth in the accompanying Notice of Annual Meeting and Proxy Statement, followed by discussion on other business matters properly brought before the meeting. A brief report on Company operations will then be presented. Those of you who attend the Annual Meeting in person will have the opportunity to ask questions of broad interest to the Company's shareholders.

It is important that your views be represented whether or not you are able to be present at the Annual Meeting. The board of directors recommends that you vote "FOR" or "YES" for all items presented. The continuing interest of the shareholders in the business of the Company is gratefully acknowledged. We hope you will attend the meeting. Whether or not you are able to attend, you can be sure your shares are represented at the meeting by PROMPTLY VOTING, PREFERABLY BY TELEPHONE OR THE INTERNET. If you cannot vote by telephone or the Internet, please complete, sign, date and return your proxy form in the enclosed envelope today.

                                 Sincerely,


                                 /s/ J. William Wrigley


                                 J. William Wrigley
                                 Interim Chairman and Chief Executive Officer

                              1-800-ATTORNEY, INC.
                                 PROXY STATEMENT


     The enclosed proxy is solicited by J. William Wrigley and James M. Koller on behalf of the Board of Directors (the "Board") of 1-800-ATTORNEY, Inc. (the "Company") for use at the annual meeting of shareholders to be held on Monday, June 24, 2002 at 1:30 p.m., Eastern Daylight Time, at the law offices of Holland & Knight LLP, 195 Broadway, 24th Floor, New York, New York, 10007. Such solicitation is being made by mail, and the Company may also use its officers to solicit proxies from shareholders either in person or by telephone or letter without extra compensation. All expenses of this solicitation will be paid by the Company. Since proxies are being solicited by the Board, it may be deemed to have a conflict of interest in recommending how shareholders vote for the proposals. An inherent conflict of interest may arise from the Board recommending their own re-election. A proxy may be revoked by delivering a written notice of revocation to the principal office of the Company or in person at the meeting at any time prior to the voting thereof. If a shareholder wishes to give a proxy to someone other than management, he or she may cross out the names appearing on the enclosed proxy form, insert the name of some other person, sign and give the form to that person for use at the meeting.

     Only shareholders of record at the close of business on May 22, 2002 (the "Record Date") are entitled to notice of, and to vote at, the meeting. Each share of common stock outstanding on the Record Date is entitled to one vote on all proposals. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's common stock, see "Voting Securities and Beneficial Owners Thereof." As of the close of business on May 22, 2002, 5,108,315 shares of common stock of the Company were outstanding.

     All proposals require a vote of the majority of the shareholders present in person or by proxy except for the election of directors who shall be elected by a plurality of such votes. Proxies that abstain on one or more proposals and "broker non-votes" will be deemed present for quorum purposes for all proposals to be voted on at the meeting. Broker non-votes occur where a broker holding stock in street name is entitled to vote the shares on some matters but not others. If the beneficial owner does not give the broker voting instructions on those other matters, the missing votes are broker non-votes. In this year's vote, the broker is entitled to vote for Item 1. Client directed abstentions are not broker non-votes. Abstentions, but not broker non-votes, are counted in tabulations of the votes cast on proposals presented to the shareholders and will have the same effect as a vote against the proposals. Shareholders whose shares are in street name and who do not return a proxy are not counted for any purpose and are neither an abstention nor a broker non-vote. Shareholders who sign, date and return a proxy but do not indicate how their shares are to be voted are giving management full authority to vote their shares as they deem best for the Company.

     This proxy statement and the accompanying proxy are first being mailed to shareholders on or about June 6, 2002.

Voting Securities and Beneficial Owners Thereof

     The following table sets forth the number of shares of the Company's voting stock beneficially owned as of May 28, 2002 by (i) those persons known to be by the Company owners of more than 5% of the Company's common stock, (ii) each director of the Company, and (iii) all executive officers and directors of the Company as a group:

---------------- ------------------------------------------------- ---------------         --------------
                                                                     Amount and
                                                                     Nature of
                          Name and Address of                        Beneficial              Percent of
      Class                 Beneficial Owner                         Ownership 1                Class
---------------- ------------------------------------------------- ---------------         --------------
Common Stock     J. William Wrigley                                   499,500 2                  8.9%
                 Interim Chairman of the Board and President,
                 Chief Operating Officer
                 1-800-ATTORNEY, Inc.
                 186 Attorneys.com Court
                 Lake Helen, FL  32744

Common Stock     James M. Koller                                      260,400 3                  4.9%
                 Chief Financial Officer, Treasurer and Secretary
                 1-800-ATTORNEY, Inc.
                 186 Attorneys.com Court
                 Lake Helen, FL  32744

Common Stock     George R. Boltres, Jr.                                98,814 4                  1.9%
                 Director
                 535 Madison Avenue, 37th Floor
                 New York, NY  10022

Common Stock     Richard R. Syrek                                         --- 5
                 Director
                 740 Springdale Drive, Suite 208
                 Exton, PA  19341

Common Stock     Peter S. Balise(6)                                 1,068,774 6                 20.2%
                 6939 Sylvan Woods Drive
                 Sanford, FL  32771

Common Stock     Steven Hirsch                                        375,000 7                  7.3%
                 1729 E. Commercial Blvd., No. 221
                 Ft. Lauderdale, FL 33334

Common Stock     D. Scott and Suzanne Plakon                          333,333 8                  6.5%
                 210 Archers Point
                 Longwood, FL  32779
---------------- ------------------------------------------------- ---------------         --------------
All directors and executive officers
of the Company as a group (four persons)                              858,714 2, 3, 4, 5        14.7%
---------------- ------------------------------------------------- ---------------         --------------

     1 Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 and includes shares underlying any options that vest within 60 days of the Record Date, i.e., May 22, 2002. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all securities beneficially owned by them.

     2 Includes 491,500 shares of common stock underlying vested options granted pursuant to the Company's 1996 Stock Plan (the "Plan").

     3 Represents shares of common stock underlying vested stock options granted pursuant to the Plan. Does not include 9,600 shares underlying unvested options granted pursuant to the Plan.

     4 Does not include 553,359 shares of common stock owned by a partnership of which Mr. Boltres is a general partner for which shares Mr. Boltres disclaims beneficial ownership and sole voting and investment power. Also does not include 30,000 shares underlying unvested options granted pursuant to the Plan.

     5 Does not include 30,000 shares underlying unvested options granted pursuant to the Plan.

     6 Mr. Balise was the chairman, president and CEO of the Company until his resignation on January 18, 2002. Includes 175,000 shares of common stock underlying vested options granted pursuant to the Plan and 19,769 shares for which Mr. Balise is custodian for three minors.

     7   Acquired from the Company in a private transaction in August, 2001.

     8 Acquired in a private transaction on March 2, 2000 from Mr. Balise through the exercise of options granted to the Plakons when they sold the shares to Mr. Balise in November 1998.
--------------------------------------------------------------------------------

Board Meetings and Committees

     The Board held four meetings and executed unanimous consents on four occasions during the fiscal year ended December 31, 2001. All directors attended each of the four meetings of the Board in person or by telephone, except one meeting for which Mr. Balise was excused from attendance by the other directors in order that he could give his immediate attention to certain other matters that had been discussed prior to the meeting.

     The Company has a compensation committee and an audit committee. During fiscal 2001 the compensation committee held no meetings and executed unanimous consents on eight occasions. The audit committee held four meetings in fiscal 2001.

     The compensation committee administers the Company's 1996 Stock Plan and makes recommendations to the full Board concerning compensation, including incentive arrangements, of the Company's officers and key employees. Messrs. Balise and Butler comprised the compensation committee throughout fiscal 2001. Messrs. Boltres and Syrek currently comprise the compensation committee.

     The audit committee reviews the engagement of the independent accountants and reviews the independence of its auditors. The audit committee also reviews the audit and non-audit fees of the independent accountants and the adequacy of the Company's internal accounting controls. Messrs. Cahill and Butler comprised the audit committee throughout fiscal 2001. Messrs. Boltres and Syrek currently comprise the audit committee.

Audit Committee Report

     The audit committee oversees the Company's financial reporting process on behalf of the Board. The audit committee consists of two independent directors of the Board. The audit committee has discussed with the Company's internal financial and accounting management and independent auditors the overall scope and plans for the audit of the Company's annual financial statements. The audit committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The audit committee has satisfied its responsibilities, which are outlined in a formal written charter that was adopted and approved by the Company's Board in a meeting on February 3, 2000, and attached as an exhibit to last year's proxy statement.

     Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls.

     The audit committee has:

     1. fulfilled its oversight responsibilities by reviewing and discussing the audited financial statements in the annual report on Form 10-KSB with management;

     2. discussed matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, relating to their judgments as to the quality, not just the acceptability, of the Company's accounting principles, and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards;

     3. discussed with the auditors the auditors' independence from management and the Company. The audit committee has received the written disclosures and the letter from the independent auditors, which is required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees); and

     4. in reliance on the reviews and discussions with management and the auditors referred to above, the audit committee recommended to the Board that the audited financial statements be included in the annual report on Form 10-KSB for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

     This report is submitted on behalf of the audit committee of the Board of Directors of 1-800-ATTORNEY, Inc.1

                                          George R. Boltres, Jr.
                                          Richard R. Syrek

     1 Matt Butler and Andrew J. Cahill comprised the audit committee throughout fiscal year 2001. Mr. Butler served until his appointment as president and CEO of the Company on January 18, 2002. Mr. Cahill served until his resignation from the Board on April 8, 2002. The current members of the audit committee, Messrs. Boltres and Syrek, have been members of the audit committee since March 13 and April 22 of 2002, respectively.

                           CURRENT BOARD OF DIRECTORS
                           --------------------------

----------------------- ------- ----------------------------------- --------- ----------- ------------
                                               Position
               Name       Age                with Company             Since       Term       Ending
----------------------- ------- ----------------------------------- --------- ----------- ------------
George R. Boltres, Jr.    60    Director                               2002     3 months      2002
----------------------- ------- ----------------------------------- --------- ----------- ------------
J. William Wrigley        61    Interim Chairman of the Board and      1998     3 years       2003
                                President, Chief Operating Officer
----------------------- ------- ----------------------------------- --------- ----------- ------------
Richard R. Syrek          40    Director                               2002     2 years       2004
----------------------- ------- ----------------------------------- --------- ----------- ------------

Background of Current Directors

     George R. Boltres joined the Company's Board in March 2002 and also serves on its audit and compensation committees. Since 1985 Mr. Boltres has been a general partner of Tiedemann Investment Group and co-manager of its emerging growth portfolios. Mr. Boltres' term expires at this year's annual meeting.

     J. William Wrigley joined the Company in January 1998 as National Sales Manager and became its Chief Operating Officer in August 1998. In 1986 he founded Paoli Publishing in Paoli, Pennsylvania, and was its President and Chief Executive Officer until January 1998.

     Richard R. Syrek joined the Company's Board in April 2002 and also serves on its audit and compensation committees. Since 1999, Mr. Syrek has operated his own buy-out company, SRA Capital, LLC, in the Philadelphia area. From 1988 until 1999 he was a partner in the Philadelphia buy-out firm of UMS Partners.

Election of Directors

     One director is to be elected at the annual meeting. The Company's articles of incorporation (the "Articles"), as amended, provide for a staggered Board with approximately one-third of the directors being elected each year. This year the Company is electing one director. Accordingly, the Company's shareholders will vote concerning his election. The director will hold office for a three-year term until the annual meeting of shareholders is held in 2005 and his successor is elected and qualified.

     The director shall be elected by a plurality of the votes of the shares cast at the annual meeting. The proxy holders intend to vote all proxies received by them for this nominee unless instructed otherwise. In the event Mr. Boltres is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy.

                   NOMINEE FOR ELECTION TO BOARD OF DIRECTORS
                   ------------------------------------------

--------------- ------- ----------------- --------- ----------------------------
                          Position with
     Name         Age      The Company      Since            New Term
--------------- ------- ----------------- --------- ----------------------------
Larry Twersky     40         Director        ---              3 years
--------------- ------- ----------------- --------- ----------------------------

     Larry Twersky is the nominee to replace George Boltres, whose term expires at this year's annual meeting. Since September 2001 Mr. Twersky has served as president of Futuredontics, Inc. a company in Los Angeles, California, that operates the 1-800-DENTIST referral network. Prior to joining Futuredontics, Mr. Twersky was CEO of Solid Climb, a business productivity-consulting firm. In 1989, Mr. Twersky founded Corporate Computer Center ("CCC"), a software solutions development company focusing on the customer resource management ("CRM") / sales force automation market. In March 2000 Goldmine Software Corporation acquired CCC and named Mr. Twersky as president of GoldMine Software Corporation's CRM Division.

Non-Director Executive Officer

     James M. Koller has been the Company's Chief Financial Officer since January 1996, its Treasurer since May 1998, and its Secretary since January 2002. Prior to that time, from October 1990 through December 1995, Mr. Koller was Chief Financial Officer and Vice President of Kearney Systems, Inc., Orlando, Florida.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers, directors and persons who beneficially own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). To the best of the Company's knowledge based solely on its review of copies of such forms received or filed by it, or written representations from certain reporting persons, all filings of Form 3, 4 and 5 required to be made with the SEC have been made on a timely basis.

Executive Compensation

     The following table sets forth certain information with respect to the annual and long-term compensation of the Company's Chief Executive Officer and each executive officer who received compensation exceeding $100,000 for the fiscal years ended December 31, 1999, 2000 and 2001.

                           SUMMARY COMPENSATION TABLE

---------------------------------------------------------------------------------------------------------------
                                                                                                    Long-term
                                              Annual Compensation                                  Compensation
----------------------------------------------------------------------------------------------     ------------
                                                                                                    Securities          All Other
                                                                                  Other Annual      Underlying           Compen-
Name and Principal Position                 Year        Salary        Bonus       Compensation      Options (#)           sation
------------------------------------------------------------------------------------------------------------------------------------
J. William Wrigley,                         2001       $163,941           $0        $19,989 4        165,000             $20,959  7
   Chief Operating Officer, Interim         2000       $134,083           $0        $18,520 4         50,000             $18,385  7
   President and Chairman of the Board      1999       $128,577           $0        $14,821 4         65,000             $21,652  7
------------------------------------------------------------------------------------------------------------------------------------
James M. Koller,                            2001       $109,538           $0             $0 5         95,000              $1,034  8
   Chief Financial Officer, Treasurer,      2000       $106,519           $0             $0 5         50,000                $839  8
   and Secretary                            1999        $77,154           $0             $0 5         50,000                $426  8
------------------------------------------------------------------------------------------------------------------------------------
Peter S. Balise,                            2001       $182,500 1         $0             $0 5        100,000              $1,331  9
   former Chief Executive Officer,          2000       $152,279 2         $0             $0 5         75,000              $1,458  9
   President and Chairman of the Board      1999       $104,649 3    $15,697             $0 5        150,000 6            $2,307 10
------------------------------------------------------------------------------------------------------------------------------------

     1 Includes $10,800 paid pursuant to Mr. Balise's employment agreement for unused vacation.

     2 Includes $6,479 paid pursuant to Mr. Balise's employment agreement for unused vacation.

     3 Includes $4,025 paid pursuant to Mr. Balise's employment agreement for unused vacation time.

     4   Consists of payment of health insurance premiums.

     5 Does not include car allowance, automobile, and health insurance premiums for Mr. Balise. Does not include health insurance premiums for Mr. Koller. For each of Mr. Balise and Mr. Koller, the aggregate amount of these personal benefits does not exceed the lesser of 10% of the total salary and bonus reported or $50,000.

     6 Forfeited by Mr. Balise on January 18, 2002 pursuant to his severance agreement.

     7 Consists of Mr. Wrigley's housing expenses in Florida, which are paid by the Company pursuant to his employment agreement. In 2001 and 2000, the amounts also include the Company's matching contributions of $1,222 and $1,315, respectively, to Mr. Wrigley's 401(k) account for his 2001 and 2000 contributions.

     8 Consists of the Company's matching contribution to Mr. Koller's 401(k) account.

     9 Consists of the Company's matching contribution to Mr. Balise's 401(k) account.

     10 Consists of the Company's matching contributions to Mr. Balise's 401(k) account for his 1998 and 1999 contributions, which were $1,120 and $1,187, respectively.
--------------------------------------------------------------------------------

Executive Compensation Agreements and Termination of Employment Arrangements

     On September 25, 2001 the Company entered into a new five-year employment agreement with its former president and chief executive officer, Peter Balise. The agreement provided for base annual salary of $182,000 through December 31, 2001 and increases of 10% per year, beginning January 1st of each year, for the remaining years of the agreement. On January 18, 2002 the Company accepted the resignation of Mr. Balise and entered into a severance agreement that terminated and superseded the employment agreement. Pursuant to the severance agreement, the Company paid a lump-sum severance payment of $50,000 and an additional $150,000 in exchange for 216,138 shares of Company common stock owned by Mr. Balise. The Company sold to Mr. Balise an automobile at fair value in exchange for an equivalent fair market value of shares of Company common stock. On January 18, 2002 the Company and Mr. Balise entered into a consulting and confidentiality agreement that expires on December 31, 2004. Under the consulting and confidentiality agreement, the Company paid a lump-sum payment of $50,000 and is required to make monthly cash payments of $6,250 from September 15, 2002 through December 15, 2004. The Company also agreed to pay Mr. Balise's group health insurance coverage for him and his dependents for an 18-month period, and to reimburse him for all business expenses reasonably incurred in the performance of his services under the agreement.

     On September 28, 2001 the Company entered into a five-year employment agreement with its chief operating officer, Bill Wrigley, that provides for an annual salary of $190,000 in 2002 that increases 10% per year, beginning January 1st of each year, for the remaining years of the agreement and an annual bonus of 5% of the Company's increase in the prior fiscal year pre-tax income. The agreement also provides for health insurance and other expense benefits and has a three-year severance provision. If any entity or person not now an executive officer or director of the Company or beneficial owner of the Company's common stock becomes, either individually or as part of a group, the beneficial owner of 25% or more of the Company's common stock, Mr. Wrigley, by written notice to the Company pursuant to the agreement, may elect to deem his employment under the agreement to have been terminated by the Company without cause, in which event Mr. Wrigley would be entitled to the severance provision.

     From January 1, 2000 until October 1, 2001 the Company paid its chief financial officer, James Koller, at an annual rate of $107,000 pursuant to an oral agreement. On October 1, 2001 the Company entered into a three-year employment agreement with Mr. Koller that provides for an annual salary of $118,000 beginning on the date of the agreement, and an 8% increase on each October 1st for the term of the agreement. The agreement also provides for an annual bonus of 2.5% of the Company's increase in the prior fiscal year pre-tax income, for health insurance benefits, and has nine-month severance provision. If any entity or person not now an executive officer or director of the Company or beneficial owner of the Company's common stock becomes, either individually or as part of a group, the beneficial owner of 25% or more of the Company's common stock, Mr. Koller, by written notice to the Company pursuant to the agreement, may elect to deem his employment under the agreement to have been terminated by the Company without cause, in which event Mr. Koller would be entitled to the severance provision.

     Each of the Company's executive officers also receive full reimbursement of health insurance premiums for them and their immediate families whereas the Company's other employees must pay one-half of the premium for their health insurance and 100% of the premium for their dependents.

     In April 1996, the Company established a 401(k) Salary Reduction Plan covering substantially all employees with six months of service or more; in January 1999 the service requirement was increased to one year. A participant may contribute up to 19% of his or her annual compensation (12% prior to 2001). The Company's matching contribution is determined annually by the Board. The Company's contribution for 2001 was approximately $18,000.

     The Company does not have any other formal pension, profit sharing or such other similar plans pursuant to which it pays additional cash or non-cash compensation to its employees including the individuals specified above.

     Matt Butler served as the Company's president and chief executive officer from January 18, 2002 until his resignation on April 8, 2002. Mr. Butler's employment contract had not been consummated as of the time of his resignation and he had received only reimbursement of certain expenses during the time of his service as an officer. On May 15, 2002, the Company finalized an agreement with Mr. Butler regarding his severance compensation. Pursuant to the agreement, Mr. Butler received a lump-sum payment of $43,331 and an additional payment of $2,700 as an auto allowance for the term of his service. The Company also paid $79,920 to Mr. Butler in exchange for 266,400 shares of Company common stock and cancellation of stock options and warrants held by Mr. Butler.

Compensation of Directors

     The Company has not paid any cash compensation to any person for serving as a director. The Company does not compensate non-employee directors for serving as directors except to reimburse them for expenses incurred in connection with their service as directors and to issue automatic grants of non-qualified stock options pursuant to the Plan as described herein. Directors who are employees receive no compensation for serving as directors; however, they are reimbursed for out-of-pocket expenses incurred in connection with their service as directors.

1996 Stock Plan

     The Company has adopted (and the shareholders have approved) the 1996 Stock Plan (the "Plan") for employees, consultants and directors covering 2,000,000 shares of common stock. The Plan provides for the grant to employees of incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for the grant of non-qualified stock options

(collectively "Options"). The Plan previously limited the number of Options that may be granted to any one person to 150,000; in order to provide more flexibility in the Plan, that provision was terminated in May 1999.

     The Plan is intended to comply with Section 16(b) of the Securities Exchange Act of 1934 and Rule 16b-3 promulgated thereunder and other applicable laws and is administered by the Board. The Board has the power to determine eligibility to receive Options, the terms of any Options including the exercise price, the number of shares subject to the Options, the vesting schedule and the term of any such Options. The exercise price of all Options granted under the Plan must be at least equal to the fair market value of the shares of common stock on the date of grant. With respect to any participant who owns common stock possessing more than 10% of the voting power of the Company's outstanding common stock, the exercise price of any ISO granted must equal at least 110% of the fair market value on the grant date and the maximum term of the ISO must not exceed five years. The terms of all other Options granted under the Plan may not exceed 10 years.

     As of May 22, 2002, the Company had 1,547,380 outstanding Options, exercisable from $0.270 to $6.25 per share. The Plan contains automatic grants of 30,000 Options to directors who are not employees or 10% shareholders; these vest in one-third increments each December 31st, subject to continued service on the Board. Once vested, Options may be forfeited under certain circumstances.

     The following table summarizes the stock options and warrants granted during the fiscal year ended December 31, 2001 to each of the executive officers listed in the Summary Compensation Table above.

-------------------------------------------------------------------------------------------------------------
                                      Option Grants in Last Fiscal Year
                                                Individual Grants
-------------------------------------------------------------------------------------------------------------
                            Number of            % of Total Options            Exercise
                      Securities Underlying     Granted to Employees            Or Base        Expiration
Name of Executive      Options Granted (#)         in Fiscal Year            Price ($/Sh)         Date
-------------------------------------------------------------------------------------------------------------
J. William Wrigley          65,000 1                     11.8%                   $0.938         02/12/11
                     ----------------------------------------------------------------------------------------
                           100,000 2                     18.2%                   $1.400         05/14/11
-------------------------------------------------------------------------------------------------------------
James M. Koller             45,000 1                      8.2%                   $0.938         02/12/11
                     ----------------------------------------------------------------------------------------
                            50,000 2                      9.1%                   $1.400         05/14/11
-------------------------------------------------------------------------------------------------------------
Peter S. Balise             50,000 1                      9.1%                   $0.938         02/12/11
                     ----------------------------------------------------------------------------------------
                            50,000 2                      9.1%                   $1.400         05/14/11
-------------------------------------------------------------------------------------------------------------

     1 These non-qualified options became fully vested and exercisable on June 30, 2001.

     2 One-half of these non-qualified options became fully vested and exercisable on September 30, 2001; the balance became fully vested and exercisable on December 30, 2001.

     The following table sets forth information with respect to the executives named in the Summary Compensation Table above concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year:

---------------------------------------------------------------------------------------------------------------------------------
                               Aggregated Option Exercises in Last Fiscal Year and
                                             Fiscal Year-End Option Values
---------------------------------------------------------------------------------------------------------------------------------
                                                      Number of Securities Underlying             Value of Unexercised
                                                             Unexercised Options                   In-the-Money Options
                         Shares                             at December 31, 2001                  at December 31, 2001 1
                        acquired          Value     ------------------------------------  ---------------------------------------
Name of Executive      on exercise       Realized     Exercisable       Unexercisable        Exercisable         Unexercisable
---------------------------------------------------------------------------------------------------------------------------------
J. William Wrigley          -               $ -         491,500               -                  $ 6,850                $ -
---------------------------------------------------------------------------------------------------------------------------------
James M. Koller             -               $ -         260,400             9,600                $ 6,850                $ -
---------------------------------------------------------------------------------------------------------------------------------
Peter S. Balise             -               $ -         375,000               -                  $10,275                $ -
---------------------------------------------------------------------------------------------------------------------------------

            1 Based upon the difference between the option exercise price and the closing market price of $0.700 per share for the Company's common stock on December 31, 2001.

            The following table provides information about the Company's common stock that may be issued upon the exercise of options and rights under all of the Company's existing equity compensation plans as of May 22, 2002.

---------------------------------------------------------------------------------------------------------------------------
                      Equity Compensation Plan Information
---------------------------------------------------------------------------------------------------------------------------
                                                                                                  Number of securities
                                                                                                 remaining available for
                                                   Number of securities     Weighted-average      future issuance under
                                                     to be issued upon      exercise price of      equity compensation
                                                       exercise of            outstanding            plans (excluding
                                                   outstanding options,     options, warrants     securities reflected in
                                                   warrants and rights         and rights                column (a)
                                                           (a)                    (b)                        (c)
------------------------------------------------ ------------------------ -------------------- ----------------------------
Equity compensation plans approved by
security holders..............................        1,547,380 1               $1.33                    365,200 2
------------------------------------------------ ------------------------ -------------------- ----------------------------
Equity compensation plans not approved by
security holders..............................            --                      --                       --
------------------------------------------------ ------------------------ -------------------- ----------------------------
         Total................................        1,547,380 1                                        365,200 2
------------------------------------------------ ------------------------ -------------------- ----------------------------

     1 Represents shares of common stock underlying options granted and outstanding pursuant to the Company's 1996 Stock Plan.

     2 Represents the remaining shares authorized for issuance under the Company's 1996 Stock Plan.

Appointment of Auditors

     Ernst & Young LLP ("E&Y"), independent certified public accountants, has acted as the independent auditors of the Company since 1995 and has been appointed by the Board to act as auditors for the fiscal year ending December 31, 2002. Although shareholder approval is not required, the Board requests it. In the event that the appointment is not approved by the shareholders, the Board will make another appointment to be effective at the earliest possible time. Proxies solicited by management will be voted for the proposal unless instructed otherwise.

     A representative of E&Y is expected to be present at the meeting, have an opportunity to make a statement if they desire to do so, and be available to respond to questions.

Fees of Independent Auditors

     Audit Fees

     The aggregate fees billed by E&Y for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and the reviews of the financial statements included in the Company's Forms 10-QSB for that year were $76,650.

     Financial Information Systems Design and Implementation Fees

     No professional services were rendered or fees billed by E&Y for financial information systems design and implementation during fiscal 2001.

     All Other Fees

     Other than the fees described above, the aggregate fees billed to the Company by E&Y for the most recent fiscal year, were $37,750. These fees relate to tax services, and various consultations. The audit committee has determined that the provision of all non-audit services performed by the Company's auditors were compatible with maintaining their independence and has been advised that E&Y has no relationship bearing on independence with the Company or its subsidiaries.


Other Matters

     The Board has no knowledge of any other matters that may come before the meeting and does not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournment thereof, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

     If you do not plan to attend the meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the meeting, at your request, the Company will cancel the proxy.

Shareholders' Proposals

     Any shareholder of the Company who wishes to present a proposal to be considered at the 2003 annual meeting of the shareholders of the Company, and who wishes to have such proposal presented in the Company's proxy statement for such meeting, must deliver such proposal in writing to the Company no later than December 31, 2002.

     The Company will furnish without charge to any shareholder submitting a written request a copy of the Company's annual report on Form 10-KSB, including financial statements and schedules thereto, as filed with the Securities and Exchange Commission. Such written request should be directed to James M. Koller at the Company's offices located at 186 Attorneys.com Court, Lake Helen, Florida, 32744.

                                   By the Order of the Board of Directors

                                   /s/  James M. Koller
                                   --------------------------------------------
                                   James M. Koller, Secretary

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
                              1-800-ATTORNEY, INC.
             FOR THE ANNUAL MEETING OF SHAREHOLDERS ON JUNE 24, 2002

     The undersigned hereby appoints J. William Wrigley and James M. Koller as my proxy with power of substitution for and in the name of the undersigned to vote all shares of common stock of 1-800-ATTORNEY, Inc. (the "Company") which the undersigned would be entitled to vote at the annual meeting of shareholders of the Company to be held at the law offices of Holland & Knight LLP, 195 Broadway, 24th Floor, New York, New York on June 24, 2002 at 1:30 p.m., and at any adjournment thereof, upon such business as may properly come before the meeting, including the items set forth below:

EACH SHARE OF COMMON STOCK OUTSTANDING ON THE RECORD DATE IS ENTITLED TO ONE VOTE ON ALL PROPOSALS.

1. Election of Director to serve on the board of directors of the Company for a three-year term until the Company's annual meeting for 2005:

                                                  Nominee:        Larry Twersky
                                                  -------

            FOR                     WITHHELD

          ----------               ----------

2. I hereby ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ended December 31, 2002.

            Yes _____   Against  _____   Abstain _____


3. I hereby authorize the transaction of any other lawful business that may properly come before the annual meeting of shareholders.

            Yes _____   Against  _____   Abstain _____

(Shares cannot be voted unless this proxy is signed and returned, or specific arrangements are made to have the shares represented at the meeting).

IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS FOR ALL PROPOSALS.

                                         Dated:                           , 2002
-------------------------------------   ----------------------------------------
Signature of Shareholder

-------------------------------------   ----------------------------------------
Typed or Printed Name of Shareholder    Number of Shares Owned

NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.